UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                 February 24, 2004

CONTANGO OIL & GAS COMPANY

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-16317	95-4079863
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3700 BUFFALO SPEEDWAY, SUITE 960

HOUSTON, TEXAS 77098

(Address of principal executive offices)

(713) 960-1901

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

On February 24, 2004, Contango Oil & Gas Company (the “Company”) filed a registration statement on Form S-3 with the Securities and Exchange Commission for a secondary offering by certain selling stockholders. A copy of the Company’s press release, dated February 24, 2004, regarding the filing is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.	Description of Document

99.1	Press release dated February 24, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTANGO OIL & GAS COMPANY

Date: February 24, 2004	By:	/s/ Kenneth R. Peak

Kenneth R. Peak Chairman, Chief Executive Officer, and Chief Financial Officer

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